Exhibit 99.1

Apple REIT Seven

HOMEWOOD SUITES

FIRST QUARTER March 31, 2007

STATEMENTS OF OPERATIONS (Unaudited)

(In thousands except statistical data)	Three months ended March 31, 2007
REVENUES
ROOM REVENUE	$20,804
OTHER REVENUE	1,651

TOTAL REVENUES	$22,455
EXPENSES
DIRECT OPERATING EXPENSE	$5,344
OTHER HOTEL OPERATING EXPENSES	8,439
GENERAL AND ADMINISTRATIVE	675
DEPRECIATION	2,758
INTEREST, NET	436

TOTAL EXPENSES	$17,652
NET INCOME	$4,803

NET INCOME PER SHARE	$0.12
FUNDS FROM OPERATIONS (A)
NET INCOME	$4,803
DEPRECIATION OF REAL ESTATE OWNED	2,758

FUNDS FROM OPERATIONS	$7,561

FFO PER SHARE	$0.19
WEIGHTED-AVERAGE SHARES OUTSTANDING	40,848
OPERATING STATISTICS
OCCUPANCY	73%
AVERAGE DAILY RATE	$122
REVPAR	$89
DIVIDENDS PER SHARE	$0.22

BALANCE SHEET HIGHLIGHTS (Unaudited)

(In thousands)	March 31, 2007	December 31, 2006
ASSETS
INVESTMENT IN REAL ESTATE, NET	$449,975	$347,092
CASH AND CASH EQUIVALENTS	48,558	44,604
OTHER ASSETS	21,006	18,190

TOTAL ASSETS	$519,539	$409,886

LIABILITIES AND SHAREHOLDERS’ EQUITY
NOTES PAYABLE	$57,086	$49,292
OTHER LIABILITIES	4,386	6, 47 2

TOTAL LIABILITIES	61,472	55,764
TOTAL SHAREHOLDERS’ EQUITY	458,067	354,122

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$519,539	$409,886

(a)	Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. The company considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO is not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2007 and the results of operations for the interim period ended March 31, 2007. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Seven, Inc. 2006 Annual Report.

APPLE REIT SEVEN

Portfolio of hotels

STATE / CITY	PROPERTY	UNITS
ALABAMA
Auburn	Hilton Garden Inn	101
Huntsville	Hilton Garden Inn	101
Huntsville	Homewood Suites	107
Montgomery	Hilton Garden Inn	97
Montgomery	Homewood Suites	91
Prattville	Courtyard	84
Troy	Hampton Inn	82
CALIFORNIA
San Diego	Hilton Garden Inn	200
San Diego	Courtyard	210
COLORADO
Denver–Highlands Ranch	Hilton Garden Inn	128
Denver–Highlands Ranch	Residence Inn	117
FLORIDA
Lakeland	Courtyard	78
Miami	Homewood Suites	159
Sarasota	Homewood Suites	100
Tallahassee	Fairfield Inn	79
GEORGIA
Columbus	Fairfield Inn	79
LOUISIANNA
New Orleans	Homewood Suites	166
MISSISSIPPI
Hattiesburg	Courtyard	84
Tupelo	Hampton Inn	96
NEBRASKA
Omaha	Courtyard	181
NEW JERSEY
Newark–Cranford	Homewood Suites	108
Newark–Mahwah	Homewood Suites	110
NEW YORK
Islip–MacArthur Airport	Hilton Garden Inn	164
OHIO
Cincinnati	Homewood Suites	76
TEXAS
Brownsville	Courtyard	90
Houston	Residence Inn	129
Stafford	Homewood Suites	78
WASHINGTON
Seattle - Lake Union	Residence Inn	234

DEAR SHAREHOLDER

GLADE M. KNIGHT

Growth and springtime are synonymous. This spring, I am pleased to share with you the growth that Apple REIT Seven, Inc. experienced during the first quarter of this year. It truly is an exciting time of progress for the Company.

Since the beginning of 2007, Apple REIT Seven has invested in numerous select-service and extended-stay Marriott®- and Hilton®-branded hotels in key domestic markets, bringing the portfolio to a total of 28 hotels, with 3,329 guestrooms in 13 states. The phenomenal fundraising efforts of David Lerner Associates, Inc. contributed nearly $166 million to the program since the beginning of the year, bringing total gross proceeds raised to more than $570 million since the inception of the program in March of 2006.

Apple REIT Seven officially began operations on April 27, 2006 with the acquisition of our first hotel in Houston, Texas. Since that time, we have acquired an additional 27 hotels and initiated effective management programs at our new or recently opened hotels. Despite our early stages of development, we experienced strong results from operations. For the three-month period ending March 31, 2007, our hotels reported an average daily rate (ADR) of $122 and an average nightly occupancy level of 73 percent. The resulting revenue per available room (RevPAR) was $89.

We target new acquisitions that are ideally located within markets that are experiencing strong growth and have exhibited long term stability. Since the beginning of the year, we have added ten attractive hotels to the portfolio including: a 117-suite Residence Inn and a 128-room Hilton Garden Inn in Highlands Ranch, Colorado; two Homewood Suites near Newark, New Jersey; a 96-room Hampton Inn in Tupelo, Mississippi; and a 159-suite Homewood Suites in Miami, Florida.

Our most recent acquisitions include a 79-room Fairfield Inn in Tallahassee, Florida; a 79-room Fairfield Inn in Columbus, Georgia; a 78-room Courtyard in Lakeland, Florida; and an 84-room Courtyard in Prattville, Alabama. In addition to their dynamic markets, all of these hotels are ideally located next to major interstates. According to the most recent data available from Smith Travel Research, hotels located near interstates are capturing the largest share of the increased demand for hotel rooms. As we target properties for future acquisition, I can assure you that we will continue to actively monitor industry trends and market performance.

Thank you for investing with us and being a part of our team during these exciting, initial stages of growth. We plan to continue growing value throughout the year with additional acquisitions and strong operations. I look forward to sharing that news with you in future reports.

Sincerely,

Glade M. Knight
Chairman and Chief Executive Officer

This quarterly report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national, regional and local economies and business conditions; competitors within the hotel industry; and the ability of the company to implement its acquisition strategy and operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

CORPORATE PROFILE

Apple REIT Seven, Inc. is a real estate investment trust (REIT) focused on the ownership of income-producing real estate. Our focus is to acquire high-quality properties that generate attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Residence Inn® by Marriott®, Homewood Suites by Hilton®, Hilton Garden Inn® and Hampton Inn® brands. As of the printing of this report, our portfolio consisted of 28 hotels with 3,329 guestrooms.

MISSION

Apple REIT Seven, Inc. is a premier investment company committed to providing maximum value for our shareholders.

CORPORATE HEADQUARTERS

814 East Main Street

Richmond, VA 23219

(804) 344-8121

(804) 344-8129 FAX

INVESTOR INFORMATION

For additional information, please contact:

Kelly Clarke, Director, Investor Services

804-727-6321 or KClarke@applereit.com

COVER: HOMEWOOD SUITES • MONTGOMERY, AL

SHAREHOLDER LETTER:

HILTON GARDEN INN • MONTGOMERY, AL

The trademarks contained here in are registered trademarks. Courtyard® by Marriott®, Fairfield Inn® by Marriott ® and Residence Inn® by Marriot® are registered trademarks of Marriot International, Inc.

Homewood Suites by Hilton ®, Hampton Inn® and Hilton Garden Inn ® are registered trademarks of Hilton Hotels Corporation ..